Seligman
Communications and
Information Fund, Inc.

Annual Report

December 31, 2002

Seeking Capital Gain by
Investing in Companies
Operating in the
Communications,
Information, and
Related Industries

Seligman
139 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 139 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, the nation’s largest diversified publicly-traded closed-end investment company — Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

Table of Contents

To The Shareholders	1

Interview With Your
Portfolio Manager	2

Performance Overview	7

Portfolio Overview	10

Portfolio of Investments	12

Statement of Assets
and Liabilities	15

Statement of
Operations	16

Statements of
Changes in Net Assets	17

Notes to Financial
Statements	18

Financial Highlights	26

Report of
Independent Auditors	31

Shareholder Meeting	32

Directors and
Officers	34

To The Shareholders

For the year ended December 31, 2002, Seligman Communications and Information Fund posted a total return of –36.78% based on the net asset value of Class A shares. During the same time, the Goldman Sachs Technology Index, which measures the performance of the technology market, returned –40.27%, and the Lipper Science & Technology Funds Average, which measures the performance of the Fund’s peers, returned –42.94%.

While the past year was challenging for the equity markets in general — major US stock indices recorded their third consecutive annual loss, something that has not happened in the post-World War II era — it was particularly difficult for technology, which was the worst-performing sector of the market. Technology stocks continued to suffer from weak demand, particularly from corporations, and overcapacity.

At the beginning of last year, we had expected the economy to stage a solid recovery led by increased capital spending by corporations. Such spending would almost certainly have benefited technology companies and their stocks. Instead, the recovery was weak and corporations remained cautious, keeping spending, especially for large technology projects, to a minimum. We were thus very disappointed with the returns the Fund, whose portfolio companies we believed held excellent prospects, was able to provide for the year. However, we were pleased with the Fund’s ability to outperform both its benchmark index and its peer group, and remain proud of the Fund’s excellent long-term performance history.

Despite the difficulties of the last year, we believe the US economy is improving and should expand moderately in 2003. Such an environment should lend support to a recovery in the technology sector as well. However, we do not foresee a return to a 1990’s-style stock market. Rather, we foresee a value-driven, stock-pickers’ market, in which fundamental research and strong investment management will be rewarded. We believe the Fund is well positioned for such an environment.

In November 2002, shareholders considered and approved several proposals, including the election of Directors and amendments to the Fund’s fundamental investment restrictions. For complete results of the vote, please refer to page 32 of this report.

Thank you for your continued confidence in Seligman Communications and Information Fund. A discussion with your Portfolio Manager, as well as the Fund’s investment results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President
February 14, 2003

Interview With Your Portfolio Manager

Paul H. Wick

Q:	How did Seligman Communications and
Information Fund perform during the fiscal
year ended December 31, 2002?
A:	For the year ended December 31, 2002,
Seligman Communications and Information
Fund posted a total return of –36.78%
based on the net asset value of Class A
shares. During the same time, the Goldman
Sachs Technology Index, which measures
the performance of the technology market,
returned –40.27%, and the Lipper Science &
Technology Funds Average, which measures
the performance of the Fund’s peers,
returned –42.94%.

Q:	The past twelve months continued to be very
difficult for technology stocks. What were the
factors weighing on the market?
A:	No sector of the stock market delivered
positive returns in 2002. Technology was
burdened by the same issues that plagued
the rest of the market: rising geopolitical
tensions, corporate scandals, and a slug-
gish economy.

However, technology was the worst-per-
forming sector of the S&P 500, and it did
have some specific issues of its own. First,
the industries that are the biggest users of
technology — telecommunications and
financial services — continued to struggle.
Both industries have continued to lay off
employees, and thus have less need for
new PCs, capital equipment, and software
licenses. They are also not anxious to
make large technology investments as they
struggle with cash flow issues. Rising
unemployment in the US has also hurt
technology, as consumers are not rushing
to buy high-priced consumer electronics or
new color cell phones. Many subsectors of
technology continued to struggle with a
lack of pricing power and overcapacity. A
weak financing environment for start-up
technology companies has also weighed
on the entire technology sector because
these companies had been large con-
sumers of technology.

Q:	While the Fund was adversely affected by this
negative environment, you managed to out-
pace your benchmark index and your peer
group. What were the reasons behind this
outperformance?
A:	The Fund’s performance is, of course,
very much influenced by conditions in the
broader technology market, but the Fund’s
performance is likely to differ, sometimes
significantly, from broader measures of the
technology stock market. Our investment
process leads us to pursue companies that
we believe have superior franchises and
business models, are generating cash flow,
are trading at reasonable valuations, and are
guided by experienced management teams.
We don’t change our process to be more
representative of an index, and we don’t buy
stocks simply because they are popular with
our peers. We believe the Fund’s long-term
performance history supports our commit-
ment to and our focus on our process.

Q:	What subsectors of technology did you favor
over the course of the year?
A:	We continued to favor software stocks, and
at year-end about 42% of the Fund’s assets
were concentrated in this area. We still
believe that the industry has stronger fun-
damentals and fewer saturation issues
than most other areas of technology, par-
ticularly the semiconductor, personal
computer, cellular telephone, and telecom-
munications industries.

Interview With Your Portfolio Manager

Paul H. Wick

Within software, we have invested heavily in
electronic design automation software. The
Fund’s largest single holding, Synopsys, is
part of this group, as is another large Fund
holding, Cadence Design Systems; together
they represented over 12% of the Fund’s
total assets at year-end. These companies
have stable business models and are highly
profitable, despite the fact that their pri-
mary customer base is the struggling semi-
conductor industry. In recent years, semi-
conductor companies have cut back on
plant and equipment, but they continue to
invest in research and development, includ-
ing design software. Synopsys and Cadence
Design Systems also sell their software via
subscription, which provides a stable flow
of revenues. Over the past year, both stocks
were down and were among the top detrac-
tors from Fund performance, but we con-
tinue to favor these companies, especially
at their current valuations.

Security software, particularly anti-virus and
intrusion detection, is another area within
software we have liked. Symantec and
Network Associates are part of this group,
and both delivered strong performances in
2002. Despite their higher stock prices, we
continue to believe that these companies
have reasonable upside potential. We
believe Symantec will continue to deliver
upside earnings estimates and strong stock
performance. At the end of 2002, Symantec
was one of the Fund’s largest holdings, and
was the Fund’s top contributor to perfor-
mance for the year.

We also favored mainframe software, which
is not a high-growth area, but one whose
companies have generally delivered strong
cash flow from operations. One of the
Fund’s best-performing holdings, BMC
Software, is a mainframe software company.

One of the Fund’s top industry weightings,
information technology consulting and
services, was adversely affected by
Electronic Data Systems (EDS), which was
one of the Fund’s top detractors from port-
folio performance. EDS had a series of
problems, including a surprise earnings
warning in September and an SEC probe
into its financial dealings. We have sold all
the Fund’s shares of EDS.

Q.	When we last spoke, you were particularly
optimistic about the Fund’s videogame soft-
ware companies. How have these holdings
A.	performed?
Despite a generally strong year for sales of
videogame console hardware and soft-
ware, fourth-quarter sales were modestly

A Team Approach

Seligman Communications and Information Fund is managed by the Seligman Technology Group, led by Paul H. Wick. Mr. Wick is assisted in the management of the Fund by a team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth. Group members include Gregory Coté, Melissa Breakstone (research assistant) Eli Davidoff (trader) Ajay Diwan, Frank Fay (trader), Thomas Hirschfeld, Richard Parower, Sangeeth Peruri, Lawrence Rosso (trader), Vishal Saluja, Reema Shah, Sushil Wagle, Steve Werber, and Lauren Wu.

Interview With Your Portfolio Manager

Paul H. Wick

disappointing. A shorter Christmas shop-
ping season (Thanksgiving fell unusually
late in November), cautious merchandise
stocking by retailers, and tepid demand
from nervous consumers were collectively
responsible. However, we remain hopeful
for our remaining videogame software
holdings, since we expect that price cuts
on console hardware in the Spring will
stimulate overall demand, particularly in
software.

Q.	What are your reasons behind the Fund’s
relatively heavy weighting in health care?
A.	We feel that the fundamentals of this
industry are among the strongest in the US
economy. Our population is continuing to
grow, due to net immigration, and the
average age of our citizens is rising. As a
consequence, demand for medical proce-
dures, pharmaceuticals, and clinical testing
are growing as well. Our investments in
the health care industry are focused on
technology and information, and fall in
three main areas: medical devices, labora-
tory equipment, and clinical testing serv-
ices. We have found a number of attractive
companies within these groups, with many
of the attributes for which we look: signifi-
cant market and intellectual property fran-
chise, high profit margins, strong cash
flow, recurring revenue streams, and rea-
sonable valuations.

Q.	Why did the Fund reduce its concentration in
its top holdings?
A.	During the sharp rally in technology stocks
in October and November 2002, some of
our largest positions approached our near-
term price targets, and we reduced the
Fund’s percentage weighting in Lexmark,
Symantec, and Microsoft to reduce security-
specific risk. While we remain optimistic
about the appreciation potential of these
companies, we felt more comfortable with
them at smaller percentages of the Fund’s
assets, particularly when they advanced
in conjunction with the market rally. We
did not reduce the Fund’s weighting in
Synopsys, despite its negative performance
in 2002, and Synopsys is now the Fund’s
largest holding. Another reason we reduced
the Fund’s concentration in its top holdings
is because we are beginning to find a
greater number of stocks that meet our
criteria for investment, particularly in the
health care industry.

Q:	What areas of the market did you avoid?
A:	We continued to avoid internet companies.
Despite the significant fall these stocks have
had over the past few years, we believe they
remain overvalued.

We generally avoided computer hardware
because we don’t think that companies will
be making large investments in new hard-
ware until the economy shows signs of
lasting strength. Our holdings in computer
hardware are mostly comprised of Lexmark
and Avocent. At year-end, Lexmark was one
of the Fund’s largest holdings, and one of
the top contributors to performance.

We remain significantly underweighted in
semiconductor capital equipment, semicon-
ductors, contract manufacturing, and com-
munications equipment. We believe these
industries have fundamental problems that
will keep stock prices under pressure for
some time.

Q:	What is your outlook for 2003?
A:	There is considerable uncertainty at this
time concerning events in Iraq and North

Interview With Your Portfolio Manager

Paul H. Wick

Korea, and potential terrorism in the US
and Europe. Until the current stand-off with
Iraq is concluded, consumers and business-
es are unlikely to undertake major invest-
ments, and the stock market is unlikely to
sustain any upward momentum. In the
past, world stock markets have rallied when
the US has taken a leadership role in elimi-
nating threats to world peace and com-
merce. Therefore, we are cautiously opti-
mistic that the US stock market could
rebound significantly if the Iraqi regime is
replaced without cataclysmic retaliation. A
decisive US victory would also serve notice
to the world community that regimes that
sponsor terrorism face repercussions. In
our view, effective steps taken to combat
terrorism are necessary as a precursor to a
sustained upturn in world commerce and
world markets.

With respect to the individual industries in
which the Fund invests, we see a mixed
picture for 2003. In technology, a combi-
nation of saturated markets, no new “killer
applications,” and subdued demand con-
tinues to pressure important sectors such
as wireless telephones and infrastructure,
PCs, data and telecom equipment, and
semiconductors. The wireless telephone
and PC markets are showing slight growth
on a unit basis, but persistent average sell-
ing price declines have pushed overall
industry growth to near zero. In the com-
munications infrastructure market (e.g.,
wireless infrastructure, and data and tele-
com equipment), overall spending is likely
to drop again in 2003, but at a much slow-
er pace than in 2001 or 2002. As the year
progresses, growth may in fact resume, as
excess capacity is gradually reduced. On
the other hand, we remain negative on the
outlook for semiconductor and semicon-
ductor capital equipment stocks, as key
end markets remain weak. We believe it
will be difficult for the chip industry to
grow 15 to 20% (as some forecasters pre-
dict) when the PC and cell-phone markets
are only growing 5 to 7%, in units. In addi-
tion to suffering from excess capacity,
weak demand, and deflationary pricing,
semiconductor stocks are expensive rela-
tive to sales, earnings, and cash flow.
Hence, we have very few investments in
this industry.

However, there are pockets of strength,
particularly in software and information
services. Most software companies have
reported fourth quarter earnings, and the
news has been decidedly positive.
Numerous software companies that the
Fund holds reported in-line or better-than-
expected results for the quarter, and out-
looks for 2003 were generally upbeat.
The software industry has retained greater
pricing power than other sectors of tech-
nology; they tend to have more recurring
revenues than hardware companies (such
as subscription licenses and maintenance
contracts); and software is a top spending
priority for information technology
administrators at large organizations.
Consequently, the Fund has significant
investments in software.

For similar reasons, the Fund is heavily
weighted in information services, particu-
larly data processing. These companies are
generally not economically sensitive and
thus held up reasonably well during the
downturn of the past three years.

We believe the media industry is fully val-
ued, and the Fund has only modest expo-
sure to the group. While radio and televi-
sion broadcast companies are leveraged to
a rebound in advertising if the economy
recovers, the stocks are not sufficiently

Interview With Your Portfolio Manager

Paul H. Wick

cheap to tempt us. Generally speaking, most media conglomerates have much slower growth prospects than the health care and technology companies that we favor, while trading at much higher valuations of operating income or cash flow.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendation for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Securities That Had the Greatest Impact on Net Asset Value (NAV)

For the Year Ended December 31, 2002

Top Contributors		Top Detractors

	Impact		Impact
Security	on NAV	Security	on NAV

Symantec	$0.39	Amdocs	$0.88

Corinthian Colleges	0.11	Electronic Data Systems	0.81

Lexmark International (Class A)	0.06	CSG Systems International	0.62

Network Associates	0.06	Computer Associates International	0.61

Viacom (Class B)	0.05	Amkor Technology	0.44

Career Education	0.05	Cadence Design Systems	0.41

BMC Software	0.04	Synopsys	0.36

Varian Medical Systems	0.04	THQ	0.36

Mercury Interactive	0.04	Microsoft	0.35

Boston Scientific	0.03	Sabre Holdings (Class A)	0.35

Total:	$0.87	Total:	$5.19

Performance Overview

This chart compares a hypothetical $10,000 investment in Seligman Communications and Information Fund Class A, with and without the initial 4.75% maximum sale charge, to hypothetical $10,000 investments in Lipper Science & Technology Funds Average (Lipper Science & Technology Average), Goldman Sachs Technology Index, and the Standard & Poor’s 500 Composite Stock Index (S&P 500) for the 10-year period ended December 31, 2002. Calculations assume reinvestment of distributions. Past performance is not indicative of future investment results. It is important to keep in mind that indices and averages exclude the effect of taxes and sales charges, and the Goldman Sachs Technology Index and S&P 500 also exclude the effect of fees.

†	The JP Morgan H&Q Technology Index is no longer available and was, therefore, replaced by the Goldman Sachs Technology Index (GSTI), which has an inception date of September 1, 1996. To enable a comparison of the GSTI to the Fund, the hypothetical initial investment at the inception of the GSTI was set equal to $24,498, the value of the Fund on that date.

Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman Communications and Information Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid change in political and economic conditions.

As shown on page 8, the performances of Class B, Class C, Class D and Class I, which commenced on later dates, will differ from the performances shown above, based on the differences in sales charges and fees paid by shareholders. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares.

Performance Overview

Net Asset Value Per Share

	12/31/02	6/30/02	12/31/01
Class A	$16.16	$18.21	$25.56
Class B	14.25	16.11	22.71
Class C	14.25	16.11	22.70
Class D	14.24	16.10	22.69
Class I	16.23	18.24	25.56

Capital Loss Information Per Share
For the Year Ended December 31, 2002

Realized	$(4.751)
Unrealized	(4.953	)ø

ø Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2002.

Investment Results
Total Returns
For Periods Ended December 31, 2002

					Average Annual

					Class B	Class C	Class D	Class I
					Since	Since	Since	Since
	Six	One	Five	10	Inception	Inception	Inception	Inception
Class A**	Months*	Year	Years	Years	4/22/96	5/27/99	5/3/93	11/30/01

With Sales Charge	(15.48)%	(39.77)%	(1.84)%	12.64%	n/a	n/a	n/a	n/a

Without Sales Charge	(11.26)	(36.78)	(0.88)	13.19	n/a	n/a	n/a	n/a

Class B**

With CDSC†	(15.97)	(40.39)	(1.90)	n/a	n/a	n/a	n/a	n/a

Without CDSC	(11.55)	(37.25)	(1.63)	n/a	3.25%	n/a	n/a	n/a

Class C**

With Sales Charge
and CDSC††	(13.29)	(38.48)	n/a	n/a	n/a	(10.47)%	n/a	n/a

Without Sales Charge
and CDSC	(11.55)	(37.22)	n/a	n/a	n/a	(10.22)	n/a	n/a

Class D**

With 1% CDSC	(12.44)	(37.87)	n/a	n/a	n/a	n/a	n/a	n/a

Without CDSC	(11.55)	(37.24)	(1.61)	n/a	n/a	n/a	12.82%	n/a

Class I**	(11.02)	(36.50)	n/a	n/a	n/a	n/a	n/a	(31.38)%

Goldman Sachs
Technology Index***	(10.85)	(40.27)	(3.27)	n/a	n/a	(20.33)	n/a	(38.87)

Lipper Science &
Technology Funds
Average***	(13.56)	(42.94)	(1.96)	10.03	1.47‡	(18.41)	10.07‡‡	(37.05)

S&P 500***	(10.30)	(22.10)	(0.59)	9.34	6.21	(6.83)	(2.15)	(20.09)

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Performance data quoted does not reflect the deduction of taxes that an investor may pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance shown on

(continued on next page.)

Performance Overview

page 8. With respect to Class I shares, the Manager has voluntarily reimbursed certain expenses. Absent such reimbursement, returns would have been lower.

*	Returns for periods of less than one year are not annualized.
**	Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distribu-
tions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge.
Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge
(“CDSC”), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0%
thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. Class I shares do not have sales charges.
***	The Goldman Sachs Technology Index, the Standard & Poor’s 500 Composite Stock Index (S&P 500), and the Lipper
Science & Technology Funds Average are unmanaged benchmarks that assume the reinvestment of all distributions. The
Lipper Science & Technology Funds Average does not reflect any taxes or sales charges and the Goldman Sachs
Technology Index and the S&P 500 do not reflect any taxes, fees or sales charges. The S&P 500 measures the perform-
ance of 500 of the largest US companies based on market capitalizations. The Lipper Science & Technology Funds Average
measures the performance of mutual funds with objectives similar to the Fund. The JPMorgan H&Q Technology Index is no longer available and was, therefore, replaced by the Goldman Sachs Technology Index, which commenced September
1, 1996. The Goldman Sachs Technology Index is a broad-based index of publicly owned US technology stocks, designed to measure the performance of the technology sector. Investors cannot invest directly in an average or an index.
†	The CDSC is 5% for periods of one year or less and 2% for the five-year period.
††	The CDSC is 1% for periods of 18 months or less.
‡	From April 25, 1996.
‡‡	From May 6, 1993.

Portfolio Overview

Diversification of Net Assets
December 31, 2002

				Percent of Net Assets
				December 31,

	Issues	Cost	Value	2002	2001

Common Stocks

Application Software	10	$866,590,898	$643,133,451	19.6	20.0

Commercial Services and Supplies	3	125,533,500	116,155,000	3.5	1.8

Communications Equipment	2	129,133,707	87,829,500	2.7	2.1

Computers and Peripherals	4	196,347,724	200,613,887	6.1	9.3

Electronic Equipment and Instruments	5	184,458,335	157,228,030	4.8	6.4

Entertainment Software	3	208,072,203	110,228,100	3.4	1.2

Health Care Equipment and Services	7	374,294,436	360,903,500	11.0	—

Internet Software and Services	—	—	—	—	2.1

IT Consulting and Services	5	699,362,602	349,170,000	10.6	19.7

Media	3	156,570,638	136,335,500	4.1	8.4

Pharmaceuticals and Biotechnology	2	54,046,143	55,484,592	1.7	—

Semiconductor Equipment and Products	6	253,373,694	115,302,741	3.5	9.7

Systems Software	6	712,874,144	614,888,500	18.7	9.1

Telecommunication Services	—	—	—	—	2.3

	56	3,960,658,024	2,947,272,801	89.7	92.1

Venture Capital Investments	80	71,766,372	19,895,571	0.6	0.6

Short-Term Holdings and
Other Assets Less Liabilities	5	320,004,196	320,004,196	9.7	7.3

Net Assets	141	$4,352,428,592	$3,287,172,568	100.0%	100.0%

Largest Industries

December 31, 2002

Percent of Net Assets

Portfolio Overview

Largest Portfolio Changes
During Past Six Months

Largest Purchases	Largest Sales

Quest Diagnostics*	Symantec

Laboratory Corp. of America Holdings*	Lexmark International (Class A)

Concord EFS*	Clear Channel Communications

BMC Software	Microsoft

McGraw-Hill*	Electronic Arts

Samsung Electronics*	Electronic Data Systems**

Cytyc*	Autodesk

First Data	Affymetrix**

Charles River Laboratories International	Integrated Circuit Systems

Boston Scientific*	Lockheed Martin**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

* Position added during the period.
** Position eliminated during the period.

Largest Portfolio Holdings
December 31, 2002

Security	Value	Percent of Net Assets

Synopsys	$300,105,000	9.1

Microsoft	181,020,000	5.5

SunGard Data Systems	176,700,000	5.4

Symantec	170,205,000	5.2

Lexmark International (Class A)	145,200,000	4.4

BMC Software	128,325,000	3.9

Quest Diagnostics	113,800,000	3.5

Cadence Design Systems	112,005,000	3.4

Laboratory Corp. of America Holdings	110,390,000	3.4

Autodesk	105,292,300	3.2

Portfolio of Investments

December 31, 2002

	Shares	Value
Common Stocks 89.7%

Application Software 19.6%

Autodeskø	7,340,000	$105,292,300

Cadence Design Systems*	9,500,000	112,005,000

J.D. Edwards	2,500,000	28,400,000

Fair, Issac	500,000	21,350,000

Magma Design Automation*	91,200	876,888

NetIQ*	2,425,800	29,982,888

Printcafe Software*	489,100	611,375

Rational Software*	3,000,000	31,140,000

Synopsys*ø	6,500,000	300,105,000

Verisity*	700,000	13,370,000

		643,133,451

Commercial Services and Supplies 3.5%

BISYS Group*	500,000	7,950,000

Concord EFS*	3,500,000	55,090,000

First Data	1,500,000	53,115,000

		116,155,000

Communications Equipment 2.7%

Cisco Systems*	5,500,000	72,022,500

Polycom*	1,650,000	15,807,000

		87,829,500

Computers and Peripherals 6.1%

Avocent*ø	900,000	20,070,000

Itron*	750,000	14,400,000

Lexmark International (Class A)*	2,400,000	145,200,000

Seagate Technology*	1,951,900	20,943,887

		200,613,887

Electronic Equipment and Instruments 4.8%

Amphenol (Class A)*	885,000	33,630,000

Millipore*	1,050,000	35,700,000

Orbotech*ø (Israel)	2,640,500	36,333,280

Varian*	850,000	24,339,750

Waters*	1,250,000	27,225,000

		157,228,030

Entertainment Software 3.4%

Electronic Arts*	600,000	29,844,000

Take-Two Interactive Software*	1,200,000	28,206,000

THQ*ø	3,935,000	52,178,100

		110,228,100

* See footnotes on page 14.

Portfolio of Investments

December 31, 2002

	Shares	Value
Health Care Equipment and Services 11.0%

Apogent Technologies*	1,850,000	$38,480,000

Beckman Coulter	900,000	26,568,000

Boston Scientific*	800,000	34,016,000

Cytyc*	3,000,000	30,615,000

HealtheTech*ø	1,100,000	7,034,500

Laboratory Corp. of America Holdings*	4,750,000	110,390,000

Quest Diagnostics	2,000,000	113,800,000

		360,903,500

IT Consulting and Services 10.6%

Amdocs*	6,000,000	58,920,000

CSG Systems International*ø	5,000,000	68,275,000

Frontline Capital Group (warrants)	15,868	—

Sabre Holdings (Class A)*	2,500,000	45,275,000

SunGard Data Systems*	7,500,000	176,700,000

		349,170,000

Media 4.1%

Clear Channel Communications*	2,000,000	74,580,000

Fox Entertainment Group (Class A)*	750,000	19,447,500

McGraw-Hill	700,000	42,308,000

		136,335,500

Pharmaceuticals and Biotechnology 1.7%

Charles River Laboratories International*	1,330,000	51,178,400

Invitrogen*	137,600	4,306,192

		55,484,592

Semiconductor Equipment and Products 3.5%

Advanced Micro Devices*	2,250,000	14,535,000

Amkor Technology*ø	9,059,500	43,077,923

Integrated Circuit Systems*	250,000	4,561,250

Integrated Device Technology*	1,900,000	15,855,500

Microtune*	1,750,000	5,503,750

Samsung Electronics (South Korea)*	120,000	31,769,318

		115,302,741

Systems Software 18.7%

BMC Software*	7,500,000	128,325,000

Computer Associates International	7,500,000	101,250,000

Microsoft*	3,500,000	181,020,000

Network Associates*	1,150,000	18,503,500

Symantec*ø	4,200,000	170,205,000

VERITAS Software*	1,000,000	15,585,000

		614,888,500

* See footnotes on page 14.

13

Portfolio of Investments

December 31, 2002
	Principal
	Amount	Value
Total Common Stocks (Cost $3,960,658,024)		$2,947,272,801

Venture Capital Investments† (Cost $71,766,372) 0.6%		19,895,571

Short-Term Holdings 10.5%
Fixed Time Deposits 8.6%
HSBC USA, Grand Cayman, 1.0%, 1/2/03	$82,000,000	82,000,000

Royal Bank of Scotland, Grand Cayman, 1.188%, 1/2/03	100,000,000	100,000,000

UBS, Grand Cayman, 1.188%, 1/2/03	100,000,000	100,000,000

Total Fixed Time Deposits (Cost $282,000,000)		282,000,000

Repurchase Agreement 1.9%
State Street Bank & Trust, 1.0%, dated 12/31/02,
maturing 1/2/03, collateralized by: $48,560,000
US Treasury Bonds 10.375%, due 11/15/12 with
a fair market value of $65,616,214 (Cost $63,700,000)	63,700,000	63,700,000

Total Short-Term Holdings (Cost $345,700,000)		345,700,000

Total Investments (Cost $4,378,124,396) 100.8%		3,312,868,372

Other Assets Less Liabilities (0.8)%		(25,695,804)

Net Assets 100.0%		$3,287,172,568

*	Non-income producing security.
†	Restricted and non-income producing securities. (See Note 8.)
ø	Affiliated issuers (Fund’s holdings representing 5% or more of the outstanding voting securities).

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2002

Assets:

Investments, at value:

Common stocks* (cost $3,960,658,024)	$2,947,272,801

Venture capital investments (cost $71,766,372)	19,895,571

Short-term holdings (cost $345,700,000)	345,700,000	$ 3,312,868,372

Cash		265,627

Receivable for Capital Stock sold		2, 636,457

Expenses prepaid to shareholder service agent		1,936,796

Receivable for securities sold		1,628,487

Receivable for dividends and interest		560,844

Other		159,823

Total Assets:		3,320,056,406

Liabilities:

Payable for Capital Stock repurchased		17,214,244

Payable for securities purchased		9,824,429

Management fee payable		2,603,909

Accrued expenses and other		3,241,256

Total Liabilities		32,883,838

Net Assets		$3,287,172,568

Composition of Net Assets:

Capital Stock, at par ($0.10 par value; 1,000,000,000 shares authorized;
215,066,256 shares outstanding):

Class A		$11,605,271

Class B		5,050,035

Class C		1,086,918

Class D		3,704,044

Class I		60,358

Additional paid-in capital		6,587,260,071

Accumulated net investment loss		(75,796)

Accumulated net realized loss		(2,256,262,309)

Net unrealized depreciation of investments		(1,065,256,024)

Net Assets		$3,287,172,568

Net Asset Value Per Share:

Class A ($1,875,512,021 ÷ 116,052,706)		$16.16

Class B ($719,591,373 ÷ 50,500,352)		$14.25

Class C ($154,858,906 ÷ 10,869,175)		$14.25

Class D ($527,412,354 ÷ 37,040,445)		$14.24

Class I ($9,797,914 ÷ 603,578)		$16.23

* Includes affiliated issuers (issuers in which the Fund’s holdings represent 5% or more of the outstanding voting securities) with a cost of $1,152,346,020 and a value of $802,571,103.

See Notes to Financial Statements.

15

Statement of Operations

For the Year Ended December 31, 2002

Investment Income:

Interest	$4,474,441

Dividends*	4,459,199

Total Investment Income	8,933,640

Expenses:

Management fees	39,254,034

Distribution and service fees	25,492,875

Shareholder account services	15,620,963

Shareholders’ meeting	1,365,381

Custody and related services	1,174,430

Shareholder reports and communications	1,057,802

Registration	521,751

Auditing and legal fees	129,420

Directors’ fees and expenses, net	116,932

Miscellaneous	175,147

Total Expenses Before Reimbursement	84,908,735

Reimbursement of expenses	(1,071)

Total Expenses After Reimbursement	84,907,664

Net Investment Loss	(75,974,024)

Net Realized and Unrealized Loss on Investments and Foreign Currency Transactions:

Net realized loss on investments**	(1,021,688,379)

Net realized loss from foreign currency transactions	(195,967)

Net change in unrealized depreciation of investments	(1,151,082,293)

Net Loss on Investments	(2,172,966,639)

Decrease in Net Assets from Operations	$(2,248,940,663)

*	Includes dividends from affiliated issuers of $1,546,200.
**	Includes net realized gains from affiliated issuers of $116,791,706.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,

	2002	2001

Operations:

Net investment loss	$(75,974,024)	$(94,443,853)

Net realized loss on investments	(1,021,688,379)	(831,337,180)

Net realized loss from foreign currency transactions	(195,967)	—

Net change in unrealized depreciation of investments	(1,151,082,293)	1,107,022,050

Increase (Decrease) in Net Assets from Operations	(2,248,940,663)	181,241,017

Distributions to Shareholders:

Net realized long-term gain on investments:

Class A	—	(77,188,371)

Class B	—	(34,238,487)

Class C	—	(6,386,251)

Class D	—	(25,538,662)

Decrease in Net Assets from Distributions	—	(143,351,771)

Capital Share Transactions:

Net proceeds from sales of shares	327,582,733	630,952,868

Exchanged from associated funds	311,248,413	545,079,443

Value of shares issued in payment of gain distribution	—	133,187,533

Total	638,831,146	1,309,219,844

Cost of shares repurchased	(992,196,845)	(1,138,102,228)

Exchanged into associated funds	(432,932,931)	(612,399,371)

Total	(1,425,129,776)	(1,750,501,599)

Decrease in Net Assets from Capital Share Transactions	(786,298,630)	(441,281,755)

Decrease in Net Assets	(3,035,239,293)	(403,392,509)

Net Assets:

Beginning of year	6,322,411,861	6,725,804,370

End of Year (including accumulated net investment loss of
$75,796 and $106,585, respectively)	$3,287,172,568	$6,322,411,861

See Notes to Financial Statements.

Notes to Financial Statements

1.		Multiple Classes of Shares — Seligman Communications and Information Fund, Inc. (the “Fund”)
offers five classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of
$1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are sub-
ject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a
CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. Class I shares became effective on November 30, 2001, and are offered to certain institutional clients. Class I shares are sold without any sales charges and are not subject to distribution and service fees. The five classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.		Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summa-
rizes the significant accounting policies of the Fund:

	a.	Security Valuation — Investments in convertible securities and common stocks are valued at cur-
rent market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

	b.	Foreign Currency Transactions — The books and records of the Fund are maintained in US dollars.
The market value of investment securities, other assets and liabilities denominated in foreign curren-
cies are translated into US dollars at the daily rate of exchange as reported by a pricing service.
Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in the for-
eign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

	c.	Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

	d.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

Notes to Financial Statements

	e.	Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated
(the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

	f.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and real-
ized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2002, distribution and service fees, shareholder account serv-
ices and registration expenses were class-specific expenses.

	g.	Distributions to Shareholders — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3.		Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the year ended December 31, 2002, amounted to $3,766,603,913 and $4,489,224,016,
.		respectively

At December 31, 2002, the cost of investments for federal income tax purposes was $4,409,056,163. The tax basis cost was greater than the cost for financial reporting purposes due to the tax deferral of losses on wash sales in the amount of $30,931,767. The tax basis gross unrealized appreciation and deprecia-
tion of portfolio securities were $141,122,988 and $1,237,310,779, respectively.

4.		Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the
Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the
Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund’s average daily net assets, 0.85% per annum of the next $3 billion of the Fund’s average daily net assets, and 0.75% per annum of the Fund’s average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations repre-
sents 0.88% per annum of the Fund’s average daily net assets.

Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received concessions of $283,099 from sales of Class A shares. Commissions of
$2,140,214 and $356,779 were paid to dealers from sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular serv-

Notes to Financial Statements

ice organizations for providing personal services and/or the maintenance of shareholder accounts. The
Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2002, fees incurred under the Plan aggregated $6,257,851, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal servic-
es and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible;
and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related
Class B shares.

For the year ended December 31, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $9,892,247, $2,058,844, and $7,283,933, respectively.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2002, such charges amounted to $408,549.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the
Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the
Distributor, for the year ended December 31, 2002, amounted to $292,925.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended
December 31, 2002, Seligman Services, Inc. received commissions of $71,852 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $651,574, pursuant to the Plan.

Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $15,620,963 for shareholder account services in accordance with a methodology approved by the
Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by
Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

Notes to Financial Statements

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor,
Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2002, of $75,796 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5.	Committed Line of Credit — The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the con-
sent of the participating banks. For the year ended December 31, 2002, the Fund did not borrow from the credit facility.

6.	Capital Loss Carryforward and Other Tax Adjustments — At December 31, 2002, the Fund had a
capital loss carryforward for federal income tax purposes of $2,101,809,290, which is available for offset against future taxable net capital gains, expiring in varying amounts through 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

In addition, the Fund elected to defer to January 1, 2003, the recognition for tax purposes of net losses of $123,521,252 realized on sales of investments after October 31, 2002. These losses will be available to offset future taxable net gains.

7.	Capital Share Transactions — The Fund has authorized 1,000,000,000 shares of $0.10 par value
Capital Stock. Transactions in shares of Capital Stock were as follows:
			Year Ended December 31,

		2002			2001

Class A	Shares		Amount	Shares		Amount

Net proceeds from sales of shares	10,004,881		$200,327,417	14,674,803		$382,467,769

Exchanged from associated funds	3,414,142		70,278,107	16,941,186		454,275,272

Value of shares issued in payment
of gain distributions	—		—	3,277,764		72,078,436

Total	13,419,023		270,605,524	34,893,753		908,821,477

Cost of shares repurchased	(30,721,450)		(587,558,260)	(27,824,737)		(711,986,396)

Exchanged into associated funds	(6,327,427)		(119,573,835)	(17,776,139)		(475,339,039)

Transferred to Class I	(507,042)		(10,992,664)	—		—

Total	(37,555,919)		(718,124,759)	(45,600,876)		(1,187,325,435)

Decrease	(24,136,896)		$(447,519,235)	(10,707,123)		$(278,503,958)

Notes to Financial Statements

			Year Ended December 31,

		2001		2001

Class B	Shares		Amount	Shares	Amount

Net proceeds from sales of shares	3,117,225		$57,407,975	5,122,301	$117,455,342

Exchanged from associated funds	1,084,471		18,929,776	1,715,989	40,530,043

Value of shares issued in payment
of gain distributions	—		—	1,604,473	31,406,595

Total	4,201,696		76,337,751	8,442,763	189,391,980

Cost of shares repurchased	(11,775,103)		(195,386,447)	(9,256,870)	(208,302,148)

Exchanged into associated funds	(4,228,951)		(67,571,298)	(3,617,551)	(79,979,956)

Total	(16,004,054)		(262,957,745)	(12,874,421)	(288,282,104)

Decrease	(11,802,358)		$(186,619,994)	(4,431,658)	$(98,890,124)

Class C	Shares		Amount	Shares	Amount

Net proceeds from sales of shares	2,065,228		$38,347,530	3,579,017	$83,865,025

Exchanged from associated funds	402,214		6,763,582	682,933	16,407,443

Value of shares issued in payment
of gain distributions	—		—	312,603	6,122,867

Total	2,467,442		45,111,112	4,574,553	106,395,335

Cost of shares repurchased	(3,063,582)		(50,170,940)	(1,877,650)	(42,197,967)

Exchanged into associated funds	(825,819)		(12,809,760)	(766,452)	(16,951,021)

Total	(3,889,401)		(62,980,700)	(2,644,102)	(59,148,988)

Increase (decrease)	(1,421,959)		$(17,869,588)	1,930,451	$47,246,347

Class D	Shares		Amount	Shares	Amount

Net proceeds from sales of shares	1,508,640		$27,266,597	2,043,585	$47,059,258

Exchanged from associated funds	14,836,564		215,276,948	1,417,322	33,866,685

Value of shares issued in payment
of gain distributions	—		—	1,206,121	23,579,635

Total	16,345,204		242,543,545	4,667,028	104,505,578

Cost of shares repurchased	(9,494,242)		(156,742,272)	(7,739,129)	(175,615,717)

Exchanged into associated funds	(15,908,677)		(232,978,038)	(1,811,753)	(40,129,355)

Total	(25,402,919)		(389,720,310)	(9,550,882)	(215,745,072)

Decrease	(9,057,715)		$(147,176,765)	(4,883,854)	$(111,239,494)

	Year Ended			November 30, 2001* to
	December 31, 2002			December 31, 2001

Class I	Shares		Amount	Shares	Amount

Net proceeds from sales of shares	227,294		$4,233,214	4,131	$105,474

Transferred from Class A	507,042		10,992,664	—	—

Total	734,336		15,225,878	4,131	105,474

Cost of shares repurchased	(134,889)		(2,338,926)	—	—

Increase	599,447		$12,886,952	4,131	$105,474

* Commencement of offering of shares

Notes to Financial Statements

8.	Restricted Securities — At December 31, 2002, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2002, are as follows.

Venture Capital Investments	Acquisition Dates	Cost	Value

Convertible Preferred Stocks:

Access Data (Series A)	3/29/00	$1,000,001	$200,000

Allegis (Series E)	8/31/00	674,565	28,015

ART Advanced Recognition Technologies (Series D)	12/6/99	1,001,724	28,000

Arzoon (Series C)	4/11/00	1,000,369	—

Bernard Technologies (Series D)	11/8/99	1,001,774	32,727

Catena Networks (Series D)	1/22/02	1,653,198	931,446

Chorum Technologies (Series D)	11/10/99	1,001,274	83,657

Chorum Technologies (Series E)	9/8/00	1,000,006	26,682

Chorum Technologies (Series F)	9/21/01	21,159	5,223

Coventor (Series D)	3/8/00	999,997	88,873

Coventor (Series F)	5/25/01	96,003	20,777

Entegrity Solutions (Series A-1)	4/25/02	10,000	—

ePolicy.com (Series B)	5/2/00	2,000,002	224,846

FlashPoint Technology (Series E)	9/10/99	1,000,719	123,457

Gateway Learning (Series D)	3/22/00	1,999,998	1,801,800

Geographic Network Affiliates International (Series A)	12/29/99	2,000,000	—

Geographic Network Affiliates International (Series B)	12/5/01	—	—

Global Commerce Systems (Series A)	4/6/00	16,360	19

Global Commerce Systems (Series D)	4/6/00	2,986,283	12,274

GMP Companies (Series A)	9/15/99	1,002,743	5,920,000

GMP Companies (Series B)	4/3/00	1,999,998	3,519,996

GMP Companies (Series C)	6/3/02	542,946	546,779

Homegain.com (Series C)	12/29/99	2,000,000	276,000

iBiquity Digital (Series A)	1/19/00	1,001,189	414,076

iBiquity Digital (Series C)	4/24/02	394,594	394,593

Index Stock Imagery (Series A Jr.)	3/20/00	1,001,632	85,873

Juniper Financial (Series B)†	8/30/00	2,002,542	—

LifeMasters Supported SelfCare (Series E)	1/31/00	1,033,556	1,355,391

LifeMasters Supported SelfCare (Series F)	11/12/02	50,004	50,004

MaMaMedia (Series D)	8/6/99	1,001,577	—

Metro-OptiX (Series B)	6/23/00	1,999,998	—

Metro-OptiX (Series C)	9/28/01	60,551	—

Movie Magic Technologies (Series D)	7/10/00	1,000,000	—

†Warrants attached

23

Notes to Financial Statements

Venture Capital Investments (continued)	Acquisition Dates	Cost	Value

Convertible Preferred Stocks (continued):

NeoPlanet (Series B)	2/18/00	$2,000,001	$68,255

Network Specialists (Series B)	4/14/00 to 11/13/02	2,144,315	380,000

Nextest Systems (Series B)	11/27/01	2,570,481	903,512

OurHouse (Series D)	2/11/00	2,000,004	16,667

The Petroleum Place (Series C)	3/7/00	1,000,015	257,785

ProAct Technologies (Series C)	3/23/00	2,001,249	95,000

Qpass (Series E)	5/2/00	1,853,934	5,421

Qpass (Series F)	5/11/01 to 5/2/00	306,066	1,890

Sensable Technologies (Series C)	4/5/00	1,000,001	105,422

Silicon Wave (Series C)	12/6/99	1,000,624	67,500

Techies.com (Series C)	1/27/00	1,999,999	—

Vcommerce (Series B)	11/2/99	1,002,037	88,150

Vcommerce (Series C)	8/4/00	200,054	13,738

Total Convertible Preferred Stocks		53,633,542	18,173,848

Common Stocks and Warrants:

Applied Science Fiction†	3/29/99 to 9/12/00	5,004,891	—

DecisionPoint Applications	4/20/00	1,000,629	9,231

e-centives	2/18/00	333,665	15,595

J.D. Edwards	3/6/00	952,742	929,281

Entegrity Solutions	2/16/00	1,001,147	—

etang.com	1/6/00	—	9,045

GoSolutions	4/3/00 to 3/19/01	2,087,394	41,926

GoSolutions (warrants)	5/24/01	30,000	55,602

Interactive Video Technologies	12/23/99	1,000,001	—

Juniper Financial	8/30/00	—	—

Moai Technologies	1/25/00	1,999,993	—

MyFamily.com	6/30/99	999,999	133,498

Network Specialists	4/14/00	45,685	4,441

P-Com (warrants)	1/14/00	—	—

WorldRes.com	3/18/99 to 11/9/99	3,112,372	212,704

Total Common Stocks and Warrants		17,568,518	1,411,323

Convertible Promissory Notes:

Geographic Network Affiliates International: 9%,
payable on demand†	12/5/01 to 3/12/02	320,016	310,400

Techies.com 9%, payable on demand†	6/7/00	244,296	—

Total Convertible Promissory Notes		564,312	310,400

Total Venture Capital Investments		$71,766,372	$19,895,571

†Warrants attached

Notes to Financial Statements

9.	Affiliated Issuers — As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2002, is as follows:
		Gross Share		Gross Share			Realized
	Beginning	Purchases		Sales and		Ending	Gain	Dividend	Ending
Affiliate	Shares	and Additions		Reductions		Shares	(Loss)	Income	Value

Amkor Technology	10,000,000	—		940,500		9,059,500	$12,066,355	—	$43,077,923

Autodesk	5,600,000	5,500,000		3,760,000		7,340,000	(10,656,249)	$1,546,200	105,292,300

Avant!	2,000,000	1,250,000		3,250,000	*	—	—	—	—

Avocent	3,000,000	667,300		2,767,300		900,000	(813,460)	—	20,070,000

Corinthian College	1,500,000	700,000		2,200,000		—	29,224,204	—	—

CSG Systems International	5,000,000	—		—		5,000,000	—	—	68,275,000

Electro Scientific Industries	2,174,000	—		2,174,000		—	8,461,690	—	—

Electronics for Imaging	5,300,000	—		5,300,000		—	(10,331,522)	—	—

ESS Technology	—	3,577,300		3,577,300		—	(43,146,129)	—	—

HealtheTech	—	1,100,000		—		1,100,000	—	—	7,034,500

Orbotech	3,000,000	—		359,500		2,640,500	447,107	—	36,333,280

Symantec	4,900,000	4,667,300		5,367,300		4,200,000	127,139,762	—	170,205,000

Synopsys*	5,500,000	1,286,150	**	286,150		6,500,000	5,204,338	—	300,105,000

THQ	1,500,000	2,500,000		65,000		3,935,000	(804,390)	—	52,178,100

Total							$116,791,706	$1,546,200	$802,571,103

*	Shares converted into shares of Synopsys at a rate of 1:0.371.
**	Includes 1,205,750 shares received from the acquisition of Avant!.

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges or taxes and are not annualized for periods of less than one year.

CLASS A

		Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Year	$25.56	$25.30	$47.25	$30.73	$23.25

Income from Investment Operations:

Net investment loss	(0.27)	(0.28)	(0.44)	(0.38)	(0.28)

Net realized and unrealized gain (loss)
on investments	(9.13)	1.10	(15.82)	22.45	8.11

Total from Investment Operations	(9.40)	0.82	(16.26)	22.07	7.83

Less Distributions:

Distributions from net realized capital gain	—	(0.56)	(5.69)	(5.55)	(0.35)

Total Distributions	—	(0.56)	(5.69)	(5.55)	(0.35)

Net Asset Value, End of Year	$16.16	$25.56	$25.30	$47.25	$30.73

Total Return:	(36.78)%	3.58%	(37.50)%	74.51%	33.92%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$1,875,512	$3,582,757	$3,817,360	$6,454,961	$3,890,596

Ratio of expenses to average net assets	1.59%	1.44%	1.31%	1.39%	1.44%

Ratio of net investment loss to average
net assets	(1.39)%	(1.11)%	(1.01)%	(1.09)%	(1.13)%

Portfolio turnover rate	89.61%	122.83%	106.93%	119.23%	126.70%

See footnotes on page 30.

Financial Highlights

CLASS B

		Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Year	$22.71	$22.72	$43.41	$28.75	$21.94

Income from Investment Operations:

Net investment loss	(0.37)	(0.43)	(0.70)	(0.60)	(0.44)

Net realized and unrealized gain (loss)
on investments	(8.09)	0.98	(14.30)	20.81	7.60

Total from Investment Operations	(8.46)	0.55	(15.00)	20.21	7.16

Less Distributions:

Distributions from net realized capital gain	—	(0.56)	(5.69)	(5.55)	(0.35)

Total Distributions	—	(0.56)	(5.69)	(5.55)	(0.35)

Net Asset Value, End of Year	$14.25	$22.71	$22.72	$43.41	$28.75

Total Return:	(37.25)%	2.79%	(37.93)%	73.16%	32.89%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$719,591	$1,414,602	$1,515,992	$2,143,570	$1,033,105

Ratio of expenses to average net assets	2.34%	2.19%	2.06%	2.14%	2.19%

Ratio of net investment loss to
average net assets	(2.14)%	(1.86)%	(1.76)%	(1.84)%	(1.88)%

Portfolio turnover rate	89.61%	122.83%	106.93%	119.23%	126.70%

See footnotes on page 30.

Financial Highlights

CLASS C

		Year Ended December 31,
				5/27/99* to
	2002	2001	2000	12/31/99

Per Share Data:

Net Asset Value, Beginning of Period	$22.70	$22.71	$43.39	$29.39

Income from Investment Operations:

Net investment loss	(0.37)	(0.43)	(0.70)	(0.32)

Net realized and unrealized gain (loss)
on investments	(8.08)	0.98	(14.29)	19.87

Total from Investment Operations	(8.45)	0.55	(14.99)	19.55

Less Distributions:

Distributions from net realized capital gain	—	(0.56)	(5.69)	(5.55)

Total Distributions	—	(0.56)	(5.69)	(5.55)

Net Asset Value, End of Period	$14.25	$22.70	$22.71	$43.39

Total Return:	(37.22)%	2.79%	(37.92)%	69.33%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$154,859	$279,024	$235,243	$120,403

Ratio of expenses to average net assets	2.34%	2.19%	2.06%	2.07%†

Ratio of net investment loss to average net assets	(2.14)%	(1.86)%	(1.76)%	(1.77)%†

Portfolio turnover rate	89.61%	122.83%	106.93%	119.23%††

See footnotes on page 30.

Financial Highlights

CLASS D

		Year Ended December 31,

	2002	2001	2000	1999	1998

Per Share Data:

Net Asset Value, Beginning of Year	$22.69	$22.70	$43.38	$28.72	$21.91

Income from Investment Operations:

Net investment loss	(0.37)	(0.43)	(0.70)	(0.60)	(0.44)

Net realized and unrealized gain (loss)
on investments	(8.08)	0.98	(14.29)	20.81	7.60

Total from Investment Operations	(8.45)	0.55	(14.99)	20.21	7.16

Less Distributions:

Distributions from net realized capital gain	—	(0.56)	(5.69)	(5.55)	(0.35)

Total Distributions	—	(0.56)	(5.69)	(5.55)	(0.35)

Net Asset Value, End of Year	$14.24	$22.69	$22.70	$43.38	$28.72

Total Return:	(37.24)%	2.79%	(37.93)%	73.24%	32.94%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$527,412	$1,045,924	$1,157,210	$1,987,773	$1,228,237

Ratio of expenses to average net assets	2.34%	2.19%	2.06%	2.14%	2.19%

Ratio of net investment loss to
average net assets	(2.14)%	(1.86)%	(1.76)%	(1.84)%	(1.88)%

Portfolio turnover rate	89.61%	122.83%	106.93%	119.23%	126.70%

See footnotes on page 30.

Financial Highlights

CLASS I

	Year Ended	11/30/01* to
	12/31/02	12/31/01

Per Share Data:

Net Asset Value, Beginning of Period	$25.56	$24.42

Income from Investment Operations:

Net investment loss	(0.17)	(0.01)

Net realized and unrealized gain (loss) on investments	(9.16)	1.15

Total from Investment Operations	(9.33)	1.14

Net Asset Value, End of Period	$16.23	$25.56

Total Return:	(36.50)%	4.67%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$9,798	$106

Ratio of expenses to average net assets	1.11%	0.93%†

Ratio of net investment loss to average net assets	(0.91)%	(0.67)%†

Portfolio turnover rate	89.61%	122.83%ø

Without expense reimbursement:**

Ratio of expenses to average net assets	1.12%	1.50%†

Ratio of net investment loss to average net assets	(0.92)%	(1.25)%†

*	Commencement of offering of shares.
**	The Manager, at its discretion, reimbursed certain expenses of Class I shares.
†	Annualized
† †	For the year ended December 31, 1999.
ø	For the year ended December 31, 2001.

See Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders,

Seligman Communications and Information Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc., including the portfolio of investments, as of December 31, 2002, and related statement of operations for the year then ended, the statements of changes in net assets each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material mis statement. An audit includes examining, on a test basis, evidence supporting the amounts and dis closures in the financial statements. Our procedures included inspection or confirmation of securi ties owned as of December 31, 2002, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, as of December 31, 2002, the results of its operations for the year then ended, the changes in its assets for each of the two years in the period then ended, and the financial highlights for the respec tive stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP New York, New York February 14, 2003

Shareholder Meeting

Each of the following proposals was considered and approved at a special meeting of shareholders held at the offices of the Fund on November 1, 2002, and adjourned to December 18, 2002 with respect to certain matters. Tabulations of the votes received on each of the proposals appear below.

Proposal 1
To elect a Board of Directors.
			Withhold Authority
		In Favor of Election	to Vote

John R. Galvin		109,404,810	6,175,273

Paul C. Guidone		109,574,974	6,005,109

Alice S. Ilchman		109,545,560	6,034,523

Frank A. McPherson		109,578,545	6,001,538

John E. Merow		109,491,212	6,088,871

Betsy S. Michel		109,593,464	5,986,619

William C. Morris		109,630,028	5,950,055

Leroy C. Richie		109,549,367	6,030,716

James Q. Riordan		109,450,081	6,130,002

Robert L. Shafer		109,583,299	5,996,784

James N. Whitson		109,546,183	6,033,900

Brian T. Zino		109,639,437	5,940,646

Proposal 2
To ratify the selection of Deloitte & Touche LLP as auditors of the Fund for 2002.
For Ratification	Against Ratification	Abstain

109,939,090	2,681,062	2,959,931

Proposal 3(a)
To amend the Fund’s fundamental restriction regarding investments in commodities.
For Approval	Against Approval	Abstain	Broker Non-Votes

79,993,741	8,823,702	3,881,613	22,881,027

Proposal 3(b)
To amend the Fund’s fundamental restriction regarding the purchase of securities on margin.
For Approval	Against Approval	Abstain	Broker Non-Votes

79,054,132	9,695,501	3,949,423	22,881,027

Proposal 3(c)
To amend the Fund’s fundamental restriction regarding borrowing.
For Approval	Against Approval	Abstain	Broker Non-Votes

79,226,329	9,466,257	4,006,470	22,881,027

Proposal 3(d)
To amend the Fund’s fundamental restriction regarding lending.
For Approval	Against Approval	Abstain	Broker Non-Votes

79,801,906	8,884,056	4,013,094	22,881,027

Proposal 3(e)
To amend the Fund’s fundamental restriction regarding underwriting.
For Approval	Against Approval	Abstain	Broker Non-Votes

80,516,495	7,990,942	4,191,619	22,881,027

Shareholder Meeting

Proposal 3(f)
To amend the Fund’s fundamental restriction regarding purchases or sales of real estate.
For Approval	Against Approval	Abstain	Broker Non-Votes

81,470,043	7,347,949	3,881,064	22,881,027

Proposal 3(g)
To amend the Fund’s fundamental restriction regarding diversification.
For Approval	Against Approval	Abstain	Broker Non-Votes

81,688,481	7,114,603	3,895,972	22,881,027

Proposal 3(h)
To amend the Fund’s fundamental restriction regarding industry concentration.
For Approval	Against Approval	Abstain	Broker Non-Votes

81,570,450	7,057,360	4,071,246	22,881,027

Proposal 3(i)
To eliminate the Fund’s fundamental restriction regarding short sales.
For Approval	Against Approval	Abstain	Broker Non-Votes

79,635,541	8,987,733	4,075,782	22,881,027

Proposal 3(j)
To eliminate the Fund’s fundamental restriction regarding control or management of any company.
For Approval	Against Approval	Abstain	Broker Non-Votes

80,104,563	8,515,850	4,078,643	22,881,027

Proposal 3(k)
To eliminate the Fund’s fundamental restriction regarding transactions in options.
For Approval	Against Approval	Abstain	Broker Non-Votes

79,564,213	9,001,912	4,132,931	22,881,027

Proposal 3(l)
To eliminate the Fund’s fundamental restriction regarding investment in other investment companies.
For Approval	Against Approval	Abstain	Broker Non-Votes

80,674,152	8,045,418	3,979,486	22,881,027

Proposal 3(m)
To eliminate the Fund’s fundamental restriction regarding mortgages and pledges.
For Approval	Against Approval	Abstain	Broker Non-Votes

79,331,134	9,224,308	4,143,614	22,881,027

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Communications and Information Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

John R. Galvin (73)[2,4]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts
• Director: 1995 to Date	University; Director or Trustee of each of the investment companies of
• Oversees 61 Portfolios	the Seligman Group of Funds†; and Chairman Emeritus, American
in Fund Complex	Council on Germany. Formerly, Governor of the Center for Creative
Leadership; Director, Raytheon Co. (defense and commercial electronics)
and a Trustee of the Institute for Defense Analysis. From June 1987 to
June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and
the Commander-in-Chief, United States European Command.

Alice S. Ilchman (67)[3,4]	President Emeritus, Sarah Lawrence College; Director or Trustee of each
• Director: 1991 to Date	of the investment companies of the Seligman Group of Funds†; Director,
• Oversees 61 Portfolios	Jeannette K. Watson Summer Fellowships (summer internships for col-
in Fund Complex	lege students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a
Governor of the Court of Governors, London School of Economics; and
Director, Public Broadcasting Service (PBS). Formerly, Chairman, The
Rockefeller Foundation (charitable foundation) and Director, New York
Telephone Company.

Frank A. McPherson (69)[3,4]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy company); Director or Trustee of each of the
• Oversees 61 Portfolios	investment companies of the Seligman Group of Funds†; Director,
in Fund Complex	ConocoPhillips (oil and gas exploration and production); Integris Health
(owner of various hospitals); BOK Financial (bank holding company);
Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research
Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public
Schools Foundation and Oklahoma Foundation for Excellence in Education.
Formerly, Director, Kimberly-Clark Corporation (consumer products).

John E. Merow (73)[2,4]	Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm);
• Director: 1982 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios	Group of Funds†; Director, Commonwealth Industries, Inc. (manufactur-
in Fund Complex	ers of aluminum sheet products); Director and Treasurer, the Foreign
Policy Association; Director Emeritus, Municipal Art Society of New York;
Trustee and Secretary, the U.S. Council for International Business; Trustee
and Vice Chairman, New York-Presbyterian Healthcare System, Inc.;
Trustee, New York-Presbyterian Hospital; and Member of the American
Law Institute and Council on Foreign Relations.

See footnotes on page 37.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Communications and Information Fund is set forth below.

Independent Directors

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Betsy S. Michel (60)[2,4]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1984 to Date	Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation
• Oversees 61 Portfolios	(charitable foundation) and World Learning, Inc. (charitable foundation).
in Fund Complex	Formerly, Chairman of the Board of Trustees of St. George’s School
(Newport, RI).

Leroy C. Richie (61)[2,4]	Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library
• Director: 2000 to Date	of technical standards); Director or Trustee of each of the investment com-
• Oversees 60 Portfolios	panies of the Seligman Group of Funds (except Seligman Cash
in Fund Complex	Management Fund, Inc.)†; Director, Kerr-McGee Corporation (diversified energy company) and Infinity, Inc. (oil and gas services and exploration);
Director and Chairman, Highland Park Michigan Economic Development
Corp. Formerly, Trustee, New York University Law Center Foundation; Vice
Chairman, Detroit Medical Center and the Detroit Economic Growth Corp.;
and Chairman and Chief Executive Officer, Capital Coating Technologies,
Inc. (applied coating technologies); and Vice President and General
Counsel, Automotive Legal Affairs, of Chrysler Corporation.

James Q. Riordan (75)[3,4]	Director or Trustee of each of the investment companies of the Seligman
• Director: 1991 to Date	Group of Funds†; Director or Trustee, The Houston Exploration Company
• Oversees 61 Portfolios	(oil exploration) and the Committee for Economic Development. Formerly,
in Fund Complex	Vice Chairman of Mobil Corporation (petroleum and petrochemicals com-
pany); Director and President, Bekaert Corporation (high-grade steel cord, wire and fencing products company); Co-Chairman of the Policy Council of the Tax Foundation; Director or Trustee, Brooklyn Museum, KeySpan
Corporation (diversified energy and electric company); Tesoro Petroleum
Companies, Inc., Dow Jones & Company, Inc. (business and financial news company); and Public Broadcasting Service (PBS).

Robert L. Shafer (70)[3,4]	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee
• Director: 1982 to Date	of each of the investment companies of the Seligman Group of Funds†.
• Oversees 61 Portfolios	Formerly, Director, USLIFE Corporation (life insurance).
in Fund Complex

James N. Whitson (67)[2,4]	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: 1993 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of
• Oversees 61 Portfolios	each of the investment companies of the Seligman Group of Funds†;
in Fund Complex	Director and Consultant, Sammons Enterprises, Inc.; Director, C-SPAN
(cable television network) and CommScope, Inc. (manufacturer of coaxial cable).

See footnotes on page 37.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Communications and Information Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

William C. Morris (64)*[1]	Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board
• Director and Chairman	and Director or Trustee of each of the investment companies of the
of the Board:	Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman
1988 to Date	Services, Inc., and Carbo Ceramics Inc. (ceramic proppants for oil and
• Oversees 61 Portfolios	gas industry); and Director, Seligman Data Corp. and Kerr-McGee
in Fund Complex	Corporation (diversified energy company). Formerly, Chief Executive
Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (50)*[1]	Director and President, J. & W. Seligman & Co. Incorporated; Chief
• Director: 1993 to Date	Executive Officer, President and Director or Trustee of each of the invest-
• President: 1995 to Date	ment companies of the Seligman Group of Funds†; Director, Seligman
• Chief Executive Officer:	Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data
Nov. 2002 to Date	Corp.; Member of the Board of Governors of the Investment Company
• Oversees 61 Portfolios	Institute; and Vice Chairman, ICI Mutual Insurance Company.
in Fund Complex

Paul C. Guidone (45)*[1]	Managing Director and Chief Investment Officer, J. & W. Seligman & Co.
• Director:	Incorporated; Director or Trustee of each of the investment companies of
May 2002 to Date	the Seligman Group of Funds (except Seligman Cash Management Fund,
• Oversees 60 Portfolios	Inc.)†; Member of the Association of Investment Management and
in Fund Complex	Research, the New York Society of Security Analysts and the London
Society of Investment Professionals. Formerly, Deputy Chairman and
Group Chief Executive Officer, HSBC Asset Management; and Managing
Director and Chief Investment Officer, Prudential Diversified Investments.

Paul H. Wick (40)	Director and Managing Director, J. & W. Seligman & Co. Incorporated,
• Vice President and	since January 1995 and November 1997, respectively. Vice President of
Portfolio Manager:	Seligman Portfolios, Inc. and Portfolio Manager of its Communications
1990 to Date	and Information Portfolio. Joined J. & W. Seligman & Co. Incorporated in
1987 as an Associate, Investment Research.

Thomas G. Rose (45)	Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,
• Vice President:	Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each
2000 to Date	of the investment companies of the Seligman Group of Funds†, Seligman
Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and
Seligman Data Corp.

See footnotes on page 37.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Communications and Information Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Fundø	and Other Information

Lawrence P. Vogel (46)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds†; Treasurer,
• Treasurer:	Seligman Data Corp. Formerly, Senior Vice President, Finance,
2000 to Date	J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and
Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice
President and Treasurer, Seligman International, Inc. and Treasurer,
Seligman Henderson Co.

Frank J. Nasta (38)	Managing Director, General Counsel and Corporate Secretary, J. & W.
• Secretary:	Seligman & Co. Incorporated; Secretary of each of the investment compa-
1994 to Date	nies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman
Services, Inc., Seligman International, Inc. and Seligman Data Corp.
Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman &
Co. Incorporated, and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø	The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.
†	The Seligman Group of Funds consists of 23 registered investment companies.
*	Mr. Morris, Mr. Zino, and Mr. Guidone are considered “interested persons” of the Fund, as defined in the Investment Company
Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

EQCI2 12/02

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue • New York, NY 10017
www.seligman.com

General Counsel
Sullivan & Cromwell LLP

Independent Auditors
Deloitte & Touche  LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue • New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
10017 100 Park Avenue • New York, NY
www.seligman.com
(on-line account information available)

Important Telephone Numbers
Shareholder Services (800) 221-2450
Retirement Plan Services (800) 445-1777
Outside the United States (212) 682-7600
24-Hour Automated Telephone (800) 622-4597
Access Service

This report is intended only for the information of sharehold- ers or those who have received the offering prospectus cover- ing shares of Capital Stock of Seligman Communications and Information Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.